                                                                 Exhibit 10.15.1

                                  AMENDMENT TO
                   PRODUCTS USE AND GENERAL SERVICES AGREEMENT


Clear With Computers, Inc. (now known as CWC Incorporated), 1983 Premier Drive, P.O. Box 4459, Mankato, Minnesota 56002-4459, a corporation of the State of Minnesota, hereinafter called "CWC," and General Motors Corporation, 3044 West Grand Boulevard, Detroit, Michigan 48202, a corporation of the State of Delaware, hereinafter referred to as "GM" entered into a Products Use and General Services Agreement ("Agreement") on August 1, 1994. GM now desires to license CWC's new product, Signature Plus, and to procure services related to Signature Plus.
Therefore, the parties agree to amend the Agreement as follows:

1.       Delete Section 1(j) entitled "Competitor of GM."

2.       Delete Section 10 entitled "Noncompetition."

3. Delete Section 11 entitled "License of Product(s)/Ownership of Documentation" and replace with the following:

         (a) Subject to the terms and conditions of this Agreement CWC grants and GM accepts a non-exclusive, non-transferable license with rights to use, for the Original Intended Purpose, the Product as defined in the Statement of Work, Documentation and other CWC proprietary information provided by CWC to GM and to sublicense the Product to the number of dealers and geographies identified in the Statement of Work who are authorized to use the Product (for Signature Plus Sales -- "Named Users") and to allow access to the Product to the number of consumers (not dealers) and geographies identified in the Statement of Work as allowed access to the Product via the Internet (for Signature Plus Web -- "Concurrent Users"). In order to sublicense the Product to Named Users GM shall have in effect with such Named Users agreements sufficient to obligate such Named Users to terms substantially similar to the terms of Exhibit A. GM may transfer the Product from one Named User to another Named User upon prompt written notice to CWC and provided the Product is promptly deleted by the Named User no longer using the Product.


         (b) Subject to the terms and conditions of this Agreement CWC grants and GM accepts a non-exclusive, non-transferable license with rights to use the portion of the Product known as Toolkit as defined in the Statement of Work ("Tools") at the sites identified in the Statement of Work ("Designated Site(s)"). GM may use the Tools on as many single computer stations as needed at the Designated Site. GM may transfer the Tools from one Designated Site to another Designated Site upon prompt written notice to CWC. The Tools must be promptly deleted in their entirety from the Designated Site no longer in use. GM may use a third-party certified by CWC to use the Tools on behalf of GM.


         (c) GM shall maintain accurate records of all Named Users. Upon CWC's request, GM shall provide CWC with a copy of such records and executed agreements. In addition, CWC shall have the right to inspect such records for compliance with the terms of this Agreement no more frequently than annually, during GM's normal business hours and upon reasonable advance notice. GM shall cooperate with CWC to ensure that each Named User upholds the requirements imposed upon them through this Agreement or the agreement set forth in Exhibit A and will take reasonable steps to ensure that such Named Users comply with such terms and conditions. GM agrees to notify CWC promptly after gaining knowledge of the possession, use, disclosure or reproduction of Product by any person or other party not authorized to have the benefit of such possession, use, disclosure, or reproduction and to cooperate with CWC and its representatives in any investigation of and litigation against such unauthorized use.

         (d) GM may make one copy of the Product for archival purposes. GM may reproduce or copy any portion of the Documentation into machine-readable or printed form for its internal use and for distribution to Named Users. GM shall not remove any proprietary, copyright, trademark, or service mark legend from the Product, Documentation or CWC proprietary information and shall include such legends on any complete or partial copies of the Product, Documentation or CWC proprietary information.

         (e) GM shall comply with United States export rules, laws and regulations. GM shall indemnify CWC against any claims, losses, liability, or damages suffered or incurred by CWC arising out of or related to any violation by GM or Named User of any United States or any foreign laws or regulations relative to GM or Named User use, export or re-export of Product or Documentation to or within any country outside the United States.

         (f) CWC warrants that the source code with associated documentation ("Source Materials") for the Product as it is or as it becomes available, will be deposited in an escrow account maintained at Data Securities International, Inc. (the "Escrow Agent"). The Source Materials constitute the source code and documentation for the Product licensed to GM pursuant to this Agreement or a Statement of Work; and the Source Materials are in a form suitable for reproduction by computer and/or photocopy equipment, and consist of a full source language statement of the program or programs comprising the Product and complete program maintenance documentation, including all flow charts, schematics and annotations which comprise the precoding detailed design specifications, and all other material necessary to allow reasonably skilled third party programmer or analyst to maintain or enhance the Product without the help of any other person or reference to any other material. CWC will from time to time deposit in an escrow account copies of all new releases of the Source Materials for the Product.

                  CWC or CWC's trustee in bankruptcy shall authorize the Escrow Agent to make and release a copy of the Source Materials to GM upon the occurrence of any of the following events:

                  (i) CWC has ceased its ongoing business operations relating to the licensing of software; or
                  (ii) CWC fails to carry out the material maintenance obligations imposed on it pursuant to this Agreement after reasonable opportunity has been provided to CWC to perform such obligations; or
                  (iii) The existence of any one or more of the following circumstances, if uncorrected for more than ninety
                           (90) days: (i) entry of an order of relief under Title 11 of the United States Code; the making by CWC of the general assignment for the benefit of creditors; (ii) the appointment of a general receiver or trustee in the bankruptcy of CWC's business or property; or (iii) action by CWC under any state insolvency or similar law for the purpose of bankruptcy, reorganization or liquidation. The occurrence of the described events shall not constitute reason for the release of the source code if, within the specified ninety (90) day period, CWC (including its receiver or trustee in bankruptcy) provides to GM adequate assurances, reasonably acceptable to GM, of its continuing ability and willingness to fulfill all of its maintenance and support obligations.

                  In the event of release under this Agreement, GM agrees that it will treat and preserve the Source Materials of the Product as confidential information of CWC in accordance with the same precautions adopted by GM to safeguard its own confidential information against unauthorized use and disclosure. Release under this provision shall not extend GM any greater rights or lesser obligations than are otherwise provided or imposed under this Agreement.

4. Delete Section 12 (d) and replace with the following: "Each Product (i) shall be free from material defects in manufacture, materials, and design, (ii) shall be manufactured in a good and workmanlike manner using a skilled staff fully qualified to perform their respective duties, and (iii) shall function properly under the ordinary use and operate in material conformance with its Applicable Specifications and Documentation or CWC shall repair or replace the defective

         Product at no charge to GM during any period when GM is making maintenance payments to CWC."

5. Delete Section 14 (entitled Dispute and Termination) and replace with the following: "In the event of material breach of this Agreement which is not corrected, this Agreement may be terminated in the following manner. The party complaining of the breach may terminate this Agreement by serving written notice on the other party of its intention to terminate the Agreement and stating the breach of the Agreement complained of, whereupon the other party shall have a period of thirty
         (30) days to correct the material breach except in the case of breach of Section 16 or breach of the payment terms of Section 7(c), such period shall be ten (10) days; and in the event the breach is not corrected, the Agreement shall stand terminated at the end of said thirty (30) days or ten (10) business days as applicable from service of the notice. In the event the breach is corrected, the Agreement shall continue as if no breach had occurred. If this Agreement is terminated at any time, GM shall cease use immediately of the Product and the parties shall promptly return or destroy all confidential information to the disclosing party."

6.       Replace Section 16(a) with the following:
         (a) Confidential Information of GM. CWC agrees to treat GM data transmitted to CWC and any other information or data specifically identified as confidential ("GM Confidential Information") with the same degree of care as CWC uses to avoid disclosure, publication or dissemination of its own information of a similar nature, but not less than a reasonable degree of care.
         (b) Confidential Information of CWC. GM agrees to treat the information listed on Exhibit 16(b) and such other information that GM accepts as confidential pursuant to Section 16(b)(1) ("CWC Confidential Information") with the same degree of care as GM uses to avoid disclosure, publication or dissemination of its own information of a similar nature, but not less than a reasonable degree of care.
                  (1) Prior to any additional disclosures of CWC Confidential Information to GM, CWC must receive the approval of the applicable GM Project Manager. CWC will follow the following process to obtain such approval:
                           (A) CWC will prepare a written description of the CWC Confidential Information, without actually disclosing the CWC Confidential Information, and send it to the GM Project Manager.
                           (B) At the time of such transmission, the GM Project Manager will decide, on the basis of CWC's written description of the CWC Confidential Information and not upon receipt of the Confidential Information itself, the following: (i) if GM agrees that the information is confidential; (ii) if GM needs the information. If the answers to (1) and (2) are "yes" and GM agrees to accept the CWC Confidential Information, GM agrees to treat CWC Confidential Information with the same degree of care as GM uses to avoid disclosure, publication or dissemination of its own information of a similar nature, but not less than a reasonable degree of care.
                  (2) To the extent a decision not to approve or use CWC Confidential Information jeopardizes CWC's ability to perform its obligations under this Agreement, CWC shall be relieved of adverse consequences, solely and to the extent its performance is materially and adversely affected thereby; provided, however, that CWC shall promptly notify GM of the possibility of such adverse consequences and both Parties shall attempt to reach a mutually satisfactory solution to alleviate or prevent such adverse consequences.

         Section 16 (b) now becomes 16 (c).

         Change Section 16(d) to read as follows:
         "GM shall cooperate with CWC to help ensure that each User upholds the confidentiality and use requirements imposed upon them through this Agreement. GM agrees to notify CWC immediately after gaining knowledge of the possession, use, disclosure or reproduction of the CWC Confidential Information by any party not authorized reproduction and to cooperate with CWC and its representatives in any investigation of and litigation against such user."

         Add the following as subsection (e) of Section 16:
         "(e) Except as permitted in this Agreement, GM shall not copy, translate, disassemble, or decompile, nor create or attempt to create, by reverse engineering or otherwise the source code from the object code of the Product licensed hereunder or use it to create a derivative work, unless authorized in writing by CWC."

7. Add the following to the end of the first sentence in Section 20: "and except for a material breach by either party of Section 16 (entitled Restriction on Use, Confidentiality):"

8. In Section 20 (b), change the dollar amount from 500,000 to [ * * * ].

IN WITNESS WHEREOF, GM and CWC have caused this Amendment to be executed in multiple counterparts by their duly authorized representatives.

GENERAL MOTORS CORPORATION              CWC INCORPORATED

By:  [ *  *  * ]                        By:  R. C. Lueck
   -----------------------------           -----------------------------

Signature:  /s/ [ *  *  * ]             Signature:  /s/ R.C. Lueck
          ----------------------                  ----------------------

Title:   Sr. Divisional Buyer           Title:   V.P. Corporate Services
      --------------------------              --------------------------

Date:    June 26, 1998                  Date:    June 25, 1998
     ---------------------------             ---------------------------

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
PRODUCT NAMED USER AGREEMENT

1. DELIVERY
Upon acceptance of these terms, Named User will be provided electronic media containing Product, as ordered by Named User through GM.

2. GRANT OF LICENSE
Subject to becoming effective as set forth above, Named User is hereby granted a non-exclusive, non-transferable right to use Product for the limited purpose of helping Named User and Named User's customers learn about, sell and/or buy products manufactured, distributed or sold by GM. Named User agrees that Product shall be used exclusively by Named User's authorized employees and only for the limited purpose set forth above. The electronic media and Product shall remain the property of GM and/or its suppliers. All applicable rights in patents, copyrights, trade secrets and other confidential and proprietary information, trademarks, and any other intellectual property rights in Product are and shall remain in GM and/or its suppliers. Named User is forbidden from copying, transferring possession, using, or permitting others to copy, possess or use the electronic media and/or Product for any purpose not specifically authorized in this Agreement. Named User warrants that any individuals authorized by Named User to access Product shall be bound by the terms and conditions of this Agreement.

3. TERM OF AGREEMENT
The term of this Agreement shall commence upon execution of the Agreement and shall continue until termination as provided herein.

4. PRODUCT SUPPORT

   4.1 Warranty Disclaimer

   GM AND ITS SUPPLIERS MAKE AND NAMED USER RECEIVES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH NAMED USERS WITH RESPECT TO PRODUCT, AND GM AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTIES WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER. NAMED USER ASSUMES ALL RESPONSIBILITIES FOR THE SELECTION OF PRODUCT TO ACHIEVE NAMED USER'S INTENDED RESULTS. GM AND ITS SUPPLIERS DO NOT WARRANT THAT PRODUCT WILL MEET NAMED USER'S REQUIREMENTS OR THAT PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE.

4.2 LIMITATION OF LIABILITY EXCEPT AS PROVIDED BELOW
GM AND ITS SUPPLIERS SHALL HAVE NO LIABILITY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY DESCRIPTION, INCLUDING, WITHOUT LIMITATION, DAMAGES DIRECTLY OR INDIRECTLY ARISING OUT OF THE INSTALLATION, REMOVAL, USE OR NON-USE OF PRODUCT OR LOSS OF PROFITS, WHETHER ARISING OUT OF WARRANTY OR CONTRACT, NEGLIGENCE, OR OTHER NON-INTENTIONAL TORT OR OTHERWISE. UNDER NO CIRCUMSTANCES SHALL GM'S AND ITS SUPPLIERS' LIABILITY EXCEED THE APPLICABLE LICENSE FEE PAID BY NAMED USER UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION. NAMED USER EXPRESSLY AGREES THAT THE LIMITATIONS OF INCIDENTAL, SPECIAL, CONSEQUENTIAL AND EXEMPLARY DAMAGES SET FORTH ABOVE ARE AGREED ALLOCATIONS OF RISK, ARE REFLECTED

IN THE FEES THAT HAVE BEEN AGREED TO BETWEEN THE PARTIES HEREIN.

5. RESTRICTIONS ON USE, CONFIDENTIALITY
To the maximum extent permitted by law, Named User agrees not to reverse compile, disassemble, or otherwise reverse engineer Product or any portion thereof. Named User further agrees not to disclose, reproduce, publish, release, transfer, translate, copy or make available any portion of Product code or to prepare or copy derivative or collective works based upon and/or containing any portion of Product code. Named User agrees that all materials supplied under this Agreement shall be kept in a secure place. Named User agrees to and shall take appropriate action satisfactory to GM, by instruction, agreement or otherwise, with any persons permitted access to Product to ensure continuous confidentiality. All notices pertaining to use and ownership of the electronic media and Product will be retained on the electronic media and Product in the possession of Named User.

6. UNAUTHORIZED ACTS
Named User agrees to notify GM of the possession, use, knowledge, disclosure or reproduction of any electronic media or Product made available to Named User under this Agreement by any person, firm or organization not authorized by this Agreement to have the benefit of such possession, use, knowledge, disclosure or reproduction, and to cooperate with GM and its representatives in any investigation of and litigation against such person, firm or organization.

7. TERMINATION
Named User may terminate this Agreement without cause by giving GM thirty (30) days written notice of termination. In the event of a material breach of this Agreement which is not corrected, this Agreement may be terminated in the following manner. The party complaining of the breach may terminate this Agreement by serving written notice on the other party of its intention to terminate the Agreement and stating the breach of the Agreement complained of, whereupon the other party shall have a period of thirty (30) days to correct the material breach; and in the event the breach is not corrected, the Agreement shall stand terminated at the end of said thirty (30) days from service of the notice. In the event the breach is corrected, the Agreement shall continue as if no breach had occurred. If this Agreement is terminated at any time, Named User shall cease use immediately of Product and shall promptly return or destroy all GM originals and all materials related to Product and electronic media received from GM and/or any other material furnished by GM to Named User for use by Named User in connection with this Agreement, including any modifications, and all supplementary or related program materials and information, excluding normal printouts or handouts which have been distributed to customers of Named User.

If for any reason the relationship between GM and its supplier of Product or between GM and Named User is terminated, this Agreement will be concurrently terminated, effective as of the relationship termination date.

8. GENERAL
This Agreement is entered into and shall be construed in accordance with the laws of the State of Minnesota. This Agreement constitutes the entire agreement between the parties and supersedes all other communications whether written or oral. Neither the rights granted herein nor Product or copies thereof may be licensed, assigned, or transferred by Named User. Any failure by GM to terminate this Agreement for any particular cause shall not be interpreted as a waiver of GM's right to subsequently cancel or terminate the Agreement for a later similar reason. CWC and other third-party suppliers of GM are direct and intended third-party beneficiaries of this Agreement and may enforce this Agreement directly against Named User.

                                EXHIBIT 16(b)(1)

o   Source code
o   Object Code (Compiled Code)
o   Data Tools
o   Data Model Templates
o Trade Secrets, Patent Rights, Copyrights and Trademark Rights Related to CWC's proprietary configuration techniques
o   Product Documentation (Included on CD)
o   Data Compression Routines
o   Application Program Interfaces
o   Product Plans
o   Database Schema
o   Design Documentation
o Processes and Methods to Implement Signature Plus as set forth in CWC's Implementation Guide

STATEMENT OF WORK


This Statement of Work ("SOW") is entered into pursuant to a Products Use and General Services Agreement between GM and CWC executed August 1, 1994, (the "Base Agreement").

                                                          All amounts in U.S ($)
================================================================================
LICENSE FEES (SIGNATURE PLUS - WEB APPLICATION) - CONSUMERS
--------------------------------------------------------------------------------
Access to Signature Plus - Web by up to 3000 Consumers utilizing up to six servers at GM in the U.S. ... $[ *  *  * ]

The full license fee will be invoiced upon execution of this SOW. Payment terms are as follows:
$[ *  *  * ] upon execution of this SOW.
$[ *  *  * ] due January 1, 1999.
In accordance with Section 7(c) of the Agreement, payment terms are Net 25th
Prox.
================================================================================

================================================================================
LICENSE FEES (SIGNATURE PLUS - TOOLKIT) - NUMBER OF SITES
--------------------------------------------------------------------------------
1    Tools (Signature Plus Toolkit)........................................$0.00
----
* 1st Toolkit included at no charge, with the purchase of a Signature Plus Web license.
--------------------------------------------------------------------------------
The license fees are payable upon execution of this SOW.
================================================================================

================================================================================
HOSTING
--------------------------------------------------------------------------------
CWC shall host the CWC Internet Configurator technology for a period of one year at no charge, including hardware. Such services include:

o Hosting for US data and application services only. GM and CWC shall mutually agree in writing to hosting other sectors in a separate SOW.
o Hardware and services will be provided to support 3000 concurrent users only. Any extra hardware or services for a greater number of users will be GM's responsibility.
o   Hosting will be for one year from execution of this SOW.
o GM will be responsible for hosting (hardware and services) after the one year time frame is complete.
o Hosting service charges will be limited to $[ * * * ]. (This is based upon the estimate for the annual hosting charges from MCI.)

GM has requested CWC to use its preferred hosting company. In the event such company's monthly fee exceeds $[ * * * ] per month, GM shall reimburse CWC up to $[ * * * ] per month for the fee beyond $[ * * * ]. The following is an example of such fees:
Preferred hosting company monthly fee: $[ *  *  * ]
CWC covers                             $[ *  *  * ]
Reimbursement from GM                  $[ *  *  * ]

Reimbursement for the hosting services will be done under the existing purchase order of GM PROSPEC services.

================================================================================
APPLIABLE SPECIFICATIONS/DELIVERY
--------------------------------------------------------------------------------
The Applicable Specifications for Signature Plus - Web are included in the documentation distributed with Signature - Web. CWC shall deliver Signature Plus
- Web to GM for installation upon execution of this SOW. The date of delivery shall be considered the Acceptance Date.

Signature Plus - Web was developed consistent with software industry standards, but is not ISO certified at this time.

Signature Plus is fully Year 2000 Compliant except as specified herein.

With respect to any third-party products procured by CWC for delivery to GM under the terms of this Statement of Work (Third-Party Products), fi any, CWC shall use all reasonable efforts: (i) to obtain on GM's behalf the warranty

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.
                                                                               1
set forth in the preceding sentence; and (ii) to determine whether the Third-Party Product is Year 2000 Compliant before using the Third-Party Product hereunder. If CWC is unable to obtain such warranty for Third-Party Products, CWC shall promptly notify GM and shall promptly undertake to test the Third-Party Products using GM's Year 2000 Compliance Test Procedure attached hereto as Exhibit A, or a comparable procedure approved by GM. If the Third-Party Products fail the Year 2000 Compliance Test Procedure, GM shall have the option to do one of the following: (i) reject the Third-Party Products and pursue other alternatives; or (ii) require CWC to upgrade the Third-Party Products to render it Year 2000 Compliant.

To be "Year 2000 Compliant" Signature Plus must at all times before, during and after January 1, 2000, accurately process and handle date and time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, including leap year calculations, to the extent that other information technology (e.g., hardware, software and firmware) used in combination with Signature Plus properly exchange date/time data with it.

================================================================================
MAINTENANCE FEE
--------------------------------------------------------------------------------
STANDARD MAINTENANCE (REQUIRED, 15% OF
THE TOTAL LICENSE FEE FOR SIGNATURE PLUS - WEB .................... $[ *  *  * ]

See below for definition of Standard maintenance to be provided to GM for Signature Plus - Web.

If GM Decides to buy additional licenses for Concurrent Users or servers, CWC will calculate the license fee based on the percentages above and pro-rate to the end of the then-current GM maintenance year.

This maintenance fee will be invoiced under the existing purchase order for GM PROSPEC services.

================================================================================

================================================================================
MAINTENANCE DESCRIPTION
--------------------------------------------------------------------------------
CWC shall provide telephone support via a CWC customer support representative to research questions and resolve issues for the GM designated contacts identified in the attached schedule.
o Support is provided from 8am to 5pm Central Time, Monday through Friday excluding CWC designated holidays. This service will also provide a means for two GM designated contacts to provide feedback to CWC on the Software and Tools.

Following is a definition of priority levels:

o   P1: Production/Development Down
o   P2: Major Feature/Function Failure
o   P3: Minor Feature/Function Failure
o   P4: Minor Question

Priority level support shall be handled according to the following table:

================================================================================

--------------------------------------------------------------------------------
Priority            Standard
---------- ---------------------------------------------------------------------
P1 CWC will use best efforts to respond to the GM contact within two hour of notice and provide a fix plan within 24 hours.
---------- ---------------------------------------------------------------------
P2 CWC will use best efforts to respond to the GM contact within four hours of notice and provide a fix plan within 48 hours
---------- ---------------------------------------------------------------------
P3 CWC will use best efforts to respond to the GM contact eight hours of notice and provide a fix plan within ten days
---------- ---------------------------------------------------------------------
P4 CWC will use best efforts to respond to GM contact within eight hours of notice.
--------------------------------------------------------------------------------

Maintenance includes issuance of upgrades of Signature Plus - Web as they become available from CWC. CWC is currently planning to more Signature Plus Web - Application towards a UNIX environment at some point in the future as an upgrade; CWC will make such upgrade available to GM under this maintenance agreement if and when available. Upon issuance of an upgrade, CWC shall provide the telephone support identified in this SOW for the previous upgrade for a period of 12 months.

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.
                                                                               2

Maintenance service does not include the delivery of any software and associated documentation which CWC offers as separate products which have not been licensed to GM.

Maintenance services shall start upon execution of this SOW.

================================================================================
TAX AND DUTIES
--------------------------------------------------------------------------------
All duties, taxes and levies (excluding taxes based on CWC's net income), if any, shall be borne by GM.
================================================================================
FEES AND PAYMENT TERMS
--------------------------------------------------------------------------------
Payment of maintenance fees shall commence upon execution of this SOW and shall be invoiced annually in advance. Ninety (90) days prior to the end of the annual maintenance period, CWC shall provide written notification to the GM Project Manager (with a copy to the Practice Area Manager, General Commercial and Government Contracts Practice Area) of any increase in the maintenance fee for the following annual period. Within thirty (30) days of such notice, GM shall notify CWC whether or not they will proceed with CWC's maintenance services for the following year. In the event GM does not provide such notice within thirty
(30) days, the maintenance services shall automatically renew for the next annual period.

================================================================================

The fees and terms in this SOW are valid until June 5, 1998. If this SOW is not signed by GM prior to that date, CWC may revise such fees and terms.

================================================================================
SIGNATURES
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties have signed this SOW by their duly authorized representatives.

GENERAL MOTORS CORPORATION              CWC INCORPORATED

By: [ *  *  * ]                         By:  R. C. Lueck
   -----------------------------           -----------------------------

Signature: [ *  *  * ]                  Signature:  /s/ R.C. Lueck
          ----------------------                  ----------------------

Title:  Sr. Divisional Buyer            Title:   V.P. Corporate Services
      --------------------------              --------------------------

Date:   June 26, 1998                   Date:    June 25, 1998
     ---------------------------             ---------------------------

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

GM DESIGNATED CONTACTS
================================================================================
CONTACT #1
--------------------------------------------------------------------------------
Name:  [ *  *  * ]
     ---------------------------------------------------------------------------
Title:  [ *  *  * ]
      --------------------------------------------------------------------------
Business Address:  [ *  *  * ]
                 ---------------------------------------------------------------
Business Phone:  [ *  *  * ]
               -----------------------------------------------------------------
Business Fax:  [ *  *  * ]
             -------------------------------------------------------------------
E-mail:  [ *  *  * ]
       -------------------------------------------------------------------------

================================================================================
CONTACT #2
--------------------------------------------------------------------------------
Name:  [ *  *  * ]
     ---------------------------------------------------------------------------
Title:  [ *  *  * ]
      --------------------------------------------------------------------------
Business Address: [ *  *  * ]
                 ---------------------------------------------------------------
Business Phone:  [ *  *  * ]
               -----------------------------------------------------------------
Business Fax:  [ *  *  * ]
             -------------------------------------------------------------------
E-mail:
       -------------------------------------------------------------------------

================================================================================
CONTACT #3
--------------------------------------------------------------------------------
Name:  [ *  *  * ]
     ---------------------------------------------------------------------------
Title:  [ *  *  * ]
      --------------------------------------------------------------------------
Business Address: [ *  *  * ]
                 ---------------------------------------------------------------
Business Phone:  [ *  *  * ]
               -----------------------------------------------------------------
Business Fax:  [ *  *  * ]
             -------------------------------------------------------------------
E-mail:
       -------------------------------------------------------------------------

================================================================================
CONTACT #4
--------------------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Business Address:
                 ---------------------------------------------------------------
Business Phone:
               -----------------------------------------------------------------
Business Fax:
             -------------------------------------------------------------------
E-mail:
       -------------------------------------------------------------------------

================================================================================

[ *  *  * ]  Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been filed separately with the Securities and Exchange Commission.

                                                                               4